UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): May 22, 2014

ChinaNet Online Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

No. 3 Min Zhuang Road, Building 6, Yu Quan Hui Gu Tuspark, Haidian District, Beijing, PRC 100195
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: +86-10-51600828

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

By an additional letter dated May 22, 2014, the Listing Qualifications Department of the NASDAQ Stock Market LLC ("NASDAQ") advised ChinaNet Online Holdings, Inc. (the "Company") that the Company does not comply with NASDAQ Listing Rule 5250(c)(1) for continued listing because NASDAQ has not received the Company's Form 10-Q for the period ended March 31, 2014, and the Company remains delinquent in filing its annual report on Form 10-K for the fiscal year ended December 31, 2013. NASDAQ has informed the Company that it has until June 16, 2014 to submit a plan to regain compliance with respect to these delinquent reports in accordance with a delinquency letter the Company received from NASDAQ dated April 16, 2014. If NASDAQ approves the Company's plan, it has the discretion to grant the Company an extension of up to 180 calendar days from the due date of the Form 10-K (or until October 13, 2014) to regain compliance.

The Company is continuing to work diligently to complete the Form 10-K and the Form 10-Q. If the Company is unable to file these two reports by June 16, 2014, it intends to file a plan to regain compliance with NASDAQ. This notification has no immediate effect on the listing of the Company's common stock on NASDAQ. There can be no assurance, however, that the Company will be able to regain compliance with the listing requirements discussed above or otherwise satisfy the other NASDAQ listing criteria.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on May 27, 2014, disclosing its receipt of NASDAQ's notification letter dated May 22, 2014. A copy of the press release is attached as Exhibit 99.1.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

No.	Description
99.1	Press Release dated May 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2014	ChinaNet Online Holdings, Inc.
	By:	/s/ Handong Cheng Handong Cheng Chief Executive Officer

Exhibit Index

No.	Description
99.1	Press Release dated May 27, 2014